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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-67701


             SUPPLEMENT DATED JULY 25, 2002 TO THE PROSPECTUS OF
                       MORGAN STANLEY PRIME INCOME TRUST
                             DATED DECEMBER 3, 2001




     The following sentence is hereby added to the end of the third paragraph of the section entitled "CREDIT RISK" in the Prospectus:


    In addition, in the event of an out of court restructuring, the Fund's security interest in the loan collateral or rights under the Senior Loan with respect to other creditors may be subordinated.


     The following sentence is hereby added to the end of the paragraph entitled "LOANS TO FOREIGN BORROWERS" in the Prospectus:


    The Fund may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.